Execution Version AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED MASTER NOTE FACILITY THIS AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED MASTER NOTE FACILITY (this “Amendment”) is dated as of July 1, 2024 (the “Effective Date”) and is made by and among MSA SAFETY INCORPORATED, a Pennsylvania corporation (the “Company”), each Guarantor party hereto, NYL INVESTORS LLC (“New York Life”) and each of the holders of Notes (as defined below) (collectively, the “Noteholders”). RECITALS WHEREAS, the Company, New York Life and the Noteholders previously entered into that certain Second Amended and Restated Master Note Facility dated as of July 1, 2021, as amended by that certain Amendment No. 1 and Consent to Second Amended and Restated Master Note Facility dated as of December 30, 2022 and that certain Amendment No. 2 to Second Amended and Restated Master Note Facility dated as of June 29, 2023 (as in effect immediately prior to giving effect to this Amendment, the “Existing Note Facility” and as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Master Note Facility”), pursuant to which the Company (i) previously issued and sold to certain of the Noteholders (A) $100,000,000 in aggregate principal amount of its 2.69% Series A Senior Notes due July 1, 2036 (as the same may be amended, restated, supplemented or modified from time to time, collectively, the “Series A Notes”) and (B) $50,000,000 in aggregate principal amount of its 5.25% Series B Senior Notes due July 1, 2028 (as the same may be amended, restated, supplemented or modified from time to time, collectively, the “Series B Notes”), and (ii) authorized the issuance and sale from time to time (within limits prescribed by New York Life under the Existing Note Facility) of its additional senior promissory notes in an aggregate principal amount up to the Available Facility Amount (as the same may be amended, restated, supplemented or modified from time to time, collectively, the “Shelf Notes” and together with the Series A Notes and the Series B Notes, collectively, the “Notes”). WHEREAS, the Company has requested, and the Noteholders party hereto have agreed, subject to the terms and conditions hereof, to amend certain provisions of the Existing Note Facility as set forth herein. NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows: 1. Incorporation of Recitals. The foregoing recitals are incorporated herein by reference as if fully set forth herein. 2. Certain Definitions. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings assigned to such terms in the Master Note Facility. 3. Amendments. Effective as of the Effective Date, the parties hereto agree that: (a) Section 3.2(b) of the Existing Note Facility is hereby amended and restated in its entirety to read as follows:

2 “(b) Issuance Period. Notes may be issued and sold pursuant to this Agreement until the earlier of (i) July 1, 2027 (or if such date is not a Business Day, the Business Day next preceding such date) and (ii) the thirtieth day after New York Life shall have given to the Company, or the Company shall have given to New York Life, a written notice stating that it elects to terminate the issuance and sale of Notes pursuant to this Agreement (or if such thirtieth day is not a Business Day, the Business Day next preceding such thirtieth day). The period during which Notes may be issued and sold pursuant to this Agreement is herein called the “Issuance Period”.” (b) Section 3.2(h)(ii) of the Existing Note Facility is hereby amended and restated in its entirety to read as follows: “(ii) [Reserved].” (c) Section 5.9(a) of the Existing Note Facility is hereby amended and restated in its entirety to read as follows: “(a) Without limiting the provisions of Section 16.1, the Company shall have paid to New York Life and each Purchaser on or before such Closing any fees due it pursuant to or in connection with this Agreement, including any Delayed Delivery Fee due pursuant to Section 3.2(h)(iii), as applicable.” (d) Schedule B (Defined Terms) to the Existing Note Facility is hereby amended by deleting the defined term “Issuance Fee” in its entirety. (e) Exhibit 2 (Form of Request for Purchase) to the Existing Note Facility is hereby amended by deleting the words “The Issuance Fee to be paid pursuant to the Agreement will be paid by the Company on the closing date” and inserting “[Reserved]” in lieu thereof. 4. Representations and Warranties. Each Obligor hereby represents and warrants and certifies to New York Life and the Noteholders that: (a) This Amendment (i) has been duly and validly executed and delivered by the Obligors, and (ii) constitutes a legal, valid and binding obligation of each Obligor, enforceable against such Obligor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally or by equitable principles relating to enforceability. Each Obligor has full power to enter into, execute, deliver and carry out this Amendment, and all such actions have been duly authorized by all necessary proceedings on its part. (b) Neither the execution and delivery of this Amendment by any Obligor nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by any of them will (i) contravene or breach any of the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Obligor, (ii) contravene or violate any Law to which

3 any Obligor or any of its Subsidiaries is subject or (iii) constitute a default under or result in a breach of any material agreement or instrument or order, writ, judgment, injunction or decree to which any Obligor or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property of any Obligor or any of its Subsidiaries. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Governmental Authority or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment, other than those obtained and in full force and effect. (c) No Default or Event of Default exists immediately prior to and after giving effect to this Amendment. (d) Other than the upfront fee in the amount of $125,000 payable to PGIM, Inc. pursuant to Section 5(c)(i) of the Prudential Shelf Agreement Amendment, no fee or other consideration has been paid, is payable or will be paid, directly or indirectly, by the Company to any Person party to the Prudential Shelf Agreement (or any agent for any such Person) as an inducement to such Person’s execution and delivery of (i) that certain Amendment No. 3 to Third Amended and Restated Multi-Currency Note Purchase and Private Shelf Agreement, dated as of the date hereof, by and between the Company, PGIM, Inc. and each of the noteholders party thereto amending the Prudential Shelf Agreement (the “Prudential Shelf Agreement Amendment”) or (ii) any related amendment, waiver or consent to or under any other loan agreement, note purchase agreement, indenture or other agreement evidencing any other Indebtedness of the Company executed in connection with the transactions contemplated hereby. (e) All representations and warranties set forth in the Master Note Facility are true and correct on the date hereof as if made again on and as of the date hereof (except those, if any, which by their terms specifically relate only to an earlier date). 5. Effectiveness of Amendment. This Amendment shall become effective when New York Life and the Required Holders shall have received each of the following in form and substance satisfactory to New York Life and the Required Holders: (a) Execution and Delivery. Each Obligor, New York Life and the Required Holders shall have executed and delivered a counterpart of this Amendment. (b) Other Amendments. The Noteholders shall have received a fully executed copy of the Prudential Shelf Agreement Amendment in form and substance satisfactory to the Required Holders. (c) Upfront Fee; Fees and Expenses. (i) On or prior to the date hereof, the Company shall have paid to New York Life an upfront fee in the amount of $75,000. The upfront fee described in this Section 5(c)(i) shall be fully earned and due and payable on the date hereof and not refundable for any reason or under any circumstances.

4 (ii) The Company shall have paid or caused to be paid all fees and expenses for which the Noteholders are entitled to be paid or reimbursed on or prior to the date hereof pursuant to the terms and conditions of the Existing Note Facility, including the reasonable and documented fees and expenses of counsel to the extent such fees and expenses have been invoiced prior to the date hereof. (d) Other Documents and Deliveries. New York Life, the Noteholders and their special counsel shall have received such other documents, instruments or other materials as it shall have reasonably requested. 6. Force and Effect. Each Obligor: (a) reconfirms, restates, and ratifies the Existing Note Facility, the other Financing Documents and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment; (b) confirms that all such documents remain in full force and effect since the date of their execution; and (c) acknowledges and agrees that this Amendment is a Financing Document as defined under the Existing Note Facility, and a violation of any provision of this Amendment shall constitute an Event of Default (after giving effect to any applicable grace period) under the Existing Note Facility. The amendments set forth in Section 3 hereof shall be limited precisely as provided for herein and shall not be deemed to be a waiver of any Default or Event of Default that may hereafter occur or heretofore have occurred and be continuing or otherwise constitute a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Note Facility or of any term or provision of any other Financing Document or of any transaction or future action on the part of the Company or any other Obligor which would require the consent of New York Life or any of the Noteholders under the Master Note Facility or any other Financing Document. 7. Further Assurances. The Company and each Obligor agrees to execute such other documents, instruments and agreements and take such further actions reasonably requested by the Noteholders to effectuate the provisions of this Amendment. 8. Counterparts; Effectiveness. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. (b) The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. The parties hereto agree that this Amendment may, at the Required Holders’ option, be in the form of an electronic record and may be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Required Holders of a manually signed paper signature page which has been

5 converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. 9. Section Headings. Section headings used in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment. 10. Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction. 11. Fees and Costs. The Company will pay on demand all out-of-pocket fees, costs, and expenses of the Noteholders, including but not limited to the reasonable and documented fees and expenses of outside counsel, in connection with the preparation, execution, and delivery of this Amendment. 12. Governing Law, Etc. The terms of the Existing Note Facility relating to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. [Signature Pages Follow]

NYL INVESTORS LLC By Name: Loyd T. Henderson Title: Managing Director NEW YORK LIFE INSURANCE COMPANY By: NYL Investors LLC, its Investment Manager By: _________________________________ Name: Loyd T. Henderson Title: Managing Director NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION By: NYL Investors LLC, its Investment Manager By: _________________________________ Name: Loyd T. Henderson Title: Managing Director LIFE INSURANCE COMPANY OF NORTH AMERICA By: NYL Investors LLC, its Investment Manager By: _________________________________ Name: Loyd T. Henderson Title: Managing Director THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE By: New York Life Insurance Company, its attorney-in-fact By: NYL Investors LLC, its Investment Manager By: _________________________________ Name: Loyd T. Henderson Title: Managing Director [MSA Safety – Signature Page to Amendment No. 3 to Second Amended and Restated Master Note Facility (New York Life)] DocuSign Envelope ID: 6406F711-E2A4-44A9-A25A-D262B70F8D0A